SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                              (Amendment No.     )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|  Preliminary proxy statement.
|_| Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2).
|_|  Definitive proxy statement.
|_|  Definitive additional materials.
|_|  Soliciting material pursuant to Rule 14a-12.


                              The Tocqueville Trust
                              ---------------------
                (Name of Registrant as Specified in its Charter)


                                       N/A
                                       ---
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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     |X|          No fee required.

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


                       THE TOCQUEVILLE TRUST (the "Trust")
                              The Tocqueville Fund
                      The Tocqueville Small Cap Value Fund
                    The Tocqueville International Value Fund
                            The Tocqueville Gold Fund
                          The Tocqueville Genesis Fund
                                 (each a "Fund")
                            1675 BROADWAY, 16th FLOOR
                            NEW YORK, NEW YORK 10019



                                                              September 10, 2004

Dear Shareholder:

          Enclosed is a notice and a proxy statement concerning a special meeting of shareholders of The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund (the "Gold Fund") and The Tocqueville Genesis Fund. These proposals are very important. The matters you are being asked to vote on are: (1) approval of an increase in total assets that the Gold Fund can invest in gold bullion and other precious metals from 10% to 20%; (2) approval of amendments to each Fund's Investment Advisory Agreement to increase the advisory fee breakpoints (for all the Funds except The Tocqueville Genesis Fund); and (3) the election of trustees. Each proposal is described more fully in the enclosed proxy statement. The trustees have reviewed these proposals and recommend that you approve the proposals after you carefully study the enclosed materials. We ask that you review the proxy statement and vote your shares promptly. You can vote by returning the enclosed card or by following the instructions located on your proxy card to vote via the Internet or touch-tone telephone.

Q.        What is the first proposal about?

A. The first proposal relates to increasing the Gold Fund's current limit on the amount of total assets that it can invest in gold bullion and other precious metals from 10% to 20%.

Q. Why are the trustees recommending that you vote in favor of the first proposal?

A. You are asked to vote in favor of this proposal in order to give the Fund's investment adviser more flexibility in managing the Gold Fund's investments, including with respect to the Fund's policy of investing at least 80% of its net assets in gold and gold-related securities. Please read the proxy statement for an explanation of the potential risks associated with the proposal.

Q.        What is the second proposal about?

A. The second proposal relates to an increase in advisory fee breakpoints for all Funds except The Tocqueville Genesis Fund. The maximum advisory fee rates would remain the same, but the asset levels at which a fee breakpoint would become effective would be higher.

Q. Why are the trustees recommending that you vote in favor of the second proposal?

A. The Board considered many factors, as discussed in the proxy statement, and concluded that the proposed fees to be payable under the amended Investment Advisory Agreements were fair and reasonable. In particular, the Board noted that the Funds had consistently performed well in the last year, generally outperforming their benchmarks and that the overall expense ratios of the Funds were in line with their peer groups. The Board considered the fact that the advisory fees of all Funds, with the exception of the Gold Fund, were in line with the average of what their peer groups were charging. The Board also observed that, even though the Gold Fund's advisory fee was on the higher end of fees charged by its peer group, the Gold Fund's performance was generally above that of its peer group. Furthermore, the Board acknowledged the specialized knowledge required to manage the Gold Fund due to the nature of the securities in which the Gold Fund invests. Based on the current asset levels of the Funds as of the date of this proxy statement there would be no actual impact on the advisory fees paid by the Funds at this time if the proposal is approved.

Q.        What is the third proposal about?

A. The third proposal relates to the election of eight trustees of the Trust.


Remember - Your Vote Counts!

Your vote is extremely important, even if you only own a few shares. Voting promptly is also important. If we do not receive enough votes, we will have to send additional mailings or resolicit shareholders, which can be very costly and time consuming and which may delay the shareholder meeting. You may receive a reminder call to return your proxy from [ADP], a proxy solicitation firm, or from a representative from the Trust's investment adviser or its affiliates.

Now you can use the Internet or your touch-tone telephone, if you want to vote electronically. Please see your proxy card for more information and the instructions. If you do vote electronically, you do not need to mail your proxy card. However, if you want to change your vote you may do so using the proxy card, touch-tone telephone or Internet.

Thank you for your cooperation in voting on these important proposals. If you have questions, please call your financial representative. Or, if your questions relate specifically to the proxy statement matters, please call us toll-free at
(800) 626-9402.

Sincerely,

Francois D. Sicart
Chairman and Principal Executive Officer

--------------------------------------------------------------------------------

                              THE TOCQUEVILLE TRUST
                                  (the "Trust")
                              The Tocqueville Fund
                      The Tocqueville Small Cap Value Fund
                    The Tocqueville International Value Fund
                            The Tocqueville Gold Fund
                          The Tocqueville Genesis Fund
                                 (each a "Fund")

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                October 22, 2004

--------------------------------------------------------------------------------


                                                                   1675 Broadway
                                                        New York, New York 10019
                                                                  (212) 698-0800

A Special Meeting of Shareholders of the Trust will be held at 9:00 a.m. on October 22, 2004 at the offices of the Trust at 1675 Broadway, 16th Floor, New York, New York 10019 for the following purposes, all of which are more fully described in the accompanying Proxy Statement.

1. To approve an increase in the amount of total assets that The Tocqueville Gold Fund can invest in gold bullion and other precious metals from 10% to 20% (The Tocqueville Gold Fund only).

2. To approve amendments to the Investment Advisory Agreements to increase the advisory fee breakpoints (all Funds except The Tocqueville Genesis
         Fund).

3. To elect eight trustees of the Trust, each to hold office until their successors are duly elected and qualified.

4. To transact such other business as may properly come before the meeting and any adjourned session of the meeting.

Only shareholders of record at the close of business on August 24, 2004 are entitled to notice of, and to vote at, the meeting and any adjourned session.

                                        By Order of the Board of Trustees

                                        /s/ Francois D. Sicart
                                        Francois D. Sicart
                                        Chairman and Principal Executive Officer

                                        September 10, 2004

--------------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT WITHOUT REGARD TO THE NUMBER OF SHARES YOU OWN ON THE RECORD DATE. ALTHOUGH YOU ARE INVITED TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON, IF YOU ARE UNABLE TO ATTEND, YOU CAN VOTE EASILY AND QUICKLY OVER THE INTERNET, BY TOUCH-TONE TELEPHONE, OR BY MAIL. IN ORDER TO VOTE BY MAIL, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO VOTE BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET, FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IF YOU LATER DECIDE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE TRUST OF FURTHER SOLICITATION, WE ASK FOR YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY.

--------------------------------------------------------------------------------

                              THE TOCQUEVILLE TRUST
                              The Tocqueville Fund
                      The Tocqueville Small Cap Value Fund
                    The Tocqueville International Value Fund
                            The Tocqueville Gold Fund
                          The Tocqueville Genesis Fund
                                 (each a "Fund")
                            1675 BROADWAY, 16th FLOOR
                            NEW YORK, NEW YORK 10019

                                   PRELIMINARY
                                 PROXY STATEMENT

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 22, 2004

                                  INTRODUCTION

         This statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Tocqueville Trust (the "Trust") on behalf of The Tocqueville Fund (the "Tocqueville Fund"), The Tocqueville Small Cap Value Fund (the "Small Cap Value Fund"), The Tocqueville International Value Fund (the "International Value Fund"), The Tocqueville Gold Fund (the "Gold Fund") and The Tocqueville Genesis Fund (the "Genesis Fund"), for use at a Special Meeting of Shareholders (the "Meeting") to be held at the offices of the Trust at 1675 Broadway, New York, New York 10019 on October 22, 2004 at 9:00 a.m. Such solicitation will be made primarily by the mailing of this statement and the materials accompanying it. Supplemental solicitations may be made by mail or telephone by officers and representatives of the Trust. The expenses in connection with preparing and mailing this statement and the material
accompanying it will be borne by [               ]. This Proxy Statement and the
accompanying Proxy are first being sent to shareholders on or about September 10, 2004. Additional information about the Trust is available by calling 800-697-3863. The Trust's most recent annual and semi-annual reports are available upon request and without charge by calling 800-697-3863.

         The outstanding voting shares of beneficial interest (the "Shares") of
the Trust as of the close of business on August 24, 2004 consisted of [        ]
Shares of the Tocqueville Fund; [    ] Shares of the Small Cap Value Fund;
[    ] Shares of the International Value Fund; [    ] Shares of the Gold Fund;
and [    ] Shares of the Genesis Fund, each whole Share being entitled to one vote and each fraction of a Share being entitled to a proportionate fraction of a vote. Only shareholders of record at the close of business on August 24, 2004 are entitled to vote at the Meeting. Any shareholder may revoke his or her proxy at any time prior to its exercise by (i) a written notification of such revocation, which must be signed, include the shareholder's name and account number, be addressed to the Secretary of the Trust at its principal executive office, 1675 Broadway, New York, New York 10019, and be received prior to the Meeting to be effective, (ii) voting another proxy of a later date, or (iii) personally casting his or her vote at the Meeting.

         A majority of the outstanding Shares of each affected Fund, represented in person or by proxy, shall be required to constitute a quorum at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes (as described below) to approve the proposal are not received, the person named as proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Meeting. Since these Shares will be counted as present, but not as voting in favor of any proposal, the Shares will have the same effect as if they cast votes against the proposal to approve the amendments to the Investment Advisory Agreements. "Broker non-votes" are Shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

         Any signed proxy will be voted in favor of the proposal unless a choice is indicated to vote against or to abstain from voting on the proposal.

                            OVERVIEW OF THE PROPOSALS

         The Meeting is being called for the purposes set forth in the accompanying Notice.

         The following table summarizes the proposals applicable to each Fund:


Proposal #           Proposal Description           Applicable Fund(s)            Page
----------           --------------------           ------------------            ----

   1.           To approve an increase in        Gold Fund                      [ A-2 ]
                the amount of total assets
                that the Gold Fund can
                invest in gold bullion and
                other precious metals from
                10% to 20%.

   2.           To approve amendments to         All Funds (except Genesis      [ A-3 ]
                the Investment Advisory          Fund)
                Agreements to increase
                advisory fee breakpoints.

   3.           To elect eight trustees.         All Funds                      [ A-8 ]


PROPOSAL 1. APPROVAL OF AN INCREASE IN THE AMOUNT OF TOTAL ASSETS THAT THE GOLD
            FUND CAN INVEST IN GOLD BULLION AND OTHER PRECIOUS METALS FROM 10% TO 20%. (Gold Fund only)

Description of Proposal.
-----------------------

         At a meeting of the Board of Trustees on December 11, 2003, the trustees considered and unanimously approved, subject to approval by the shareholders, an increase in the total assets that the Gold Fund can invest in gold bullion and other precious metals from 10% to 20%. The Gold Fund is currently not permitted to invest more than 10% of its total assets in precious metals due to a fundamental investment restriction.

Risks of Proposal.
-----------------

         The Gold Fund is subject to the risk that it could fail to qualify as a regulated investment company under the Internal Revenue Code ("IRC") if it derives more than 10% of its gross income from investment in gold bullion or other precious metals or other non-qualifying income. Failure to qualify as a regulated investment company would result in adverse tax consequences to the Fund. A regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("qualifying income"). If for any taxable year the Gold Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable to the shareholders as dividends to the extent of the Fund's current and accumulated earnings and profits. The 90% income requirement is determined as of the end of the taxable year of the Trust. While the percentage of net assets the Gold Fund has invested in gold bullion and other precious metals is not directly tied to the percentage of income derived from such assets, increasing the amount of total assets that the Gold Fund can invest in gold bullion and other precious metals from 10% to 20% may increase the risk that the Gold Fund could fail to qualify as a regulated investment company, which would result in adverse tax consequences to the Fund.

         In addition, the Gold Fund is subject to the special risks associated with investing in gold and other precious metals, including: (i) the price of gold or other precious metals may be subject to wide fluctuation; (ii) the market for gold or other precious metals is relatively limited; (iii) the sources of gold or other precious metals are concentrated in countries that have the potential for instability; and (iv) the market for gold and other precious metals is unregulated. Increasing the amount of total assets that the Gold Fund can invest in gold bullion and other precious metals from 10% to 20% may increase the likelihood that the Funds may be adversely affected by these risks.

Reason To Vote For the Proposal.
--------------------------------

         The reason for the proposed increase in the total assets that the Gold Fund can invest in gold bullion and the other precious metals is to allow the Adviser greater flexibility in managing the Gold Fund's investments, including with respect to the Fund's policy of investing at least 80% of its net assets, plus borrowings for investment purposes, in gold and securities of companies located throughout the world that are engaged in mining or processing gold.

         Trustees' Recommendation. The trustees unanimously recommend that the shareholders approve the proposed increase in the amount of total assets that the Gold Fund can invest in gold bullion and other precious metals from 10% to 20%.

         The favorable vote of a "majority of the outstanding voting securities," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Gold Fund is required for the approval of this proposal. The vote of the holders of a majority of outstanding voting securities means the vote of (l) the holders of 67% or more of the Shares of the Gold Fund represented at the Meeting, if more than 50% of the Shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding Shares of the Gold Fund, whichever is less. If the shareholders of the Gold Fund do not approve the proposal, the Gold Fund will continue to be subject to the current 10% restriction.

         The trustees unanimously recommend that shareholders of the Gold Fund vote in favor of Proposal 1.


PROPOSAL 2. APPROVAL OF AMENDMENTS TO THE INVESTMENT ADVISORY AGREEMENTS TO
            INCREASE THE ADVISORY FEE BREAKPOINTS. (All Funds except The Tocqueville Genesis Fund)

Description of Proposal.
------------------------

         At a meeting of the Board of Trustees held on June 10, 2004, the trustees, including each of the trustees present at the meeting who is not an "interested person" of the Trust within the meaning of the 1940 Act (the "disinterested trustees") considered and unanimously approved, subject to approval by shareholders, amendments to the Investment Advisory Agreements which would increase the advisory fee breakpoints for the Tocqueville Fund, the Small Cap Value Fund, the International Value Fund and the Gold Fund.

         The following table illustrates the advisory fee rates and breakpoints under the current Investment Advisory Agreements and under the proposed Investment Advisory Agreements:




------------------------------------------------------------------------------------------------------------------------------------
                                                    Current Investment Advisory Fee                Proposed Investment Advisory Fee
                                                         Rates and Breakpoints                           Rates and Breakpoints

------------------------------------------------------------------------------------------------------------------------------------
                The Tocqueville Fund               annual rate of 0.75% on the first               annual rate of 0.75% on the first
                                                   $500 million of average daily net               $1 billion of average daily net
                                                   assets, and 0.65% of average                    assets, and 0.65% of average
                                                   daily net assets in excess of $500              daily net assets in excess of $1
                                                   million                                         billion

------------------------------------------------------------------------------------------------------------------------------------
              The Tocqueville Small Cap            annual rate of 0.75% on the first               annual rate of 0.75% on the first
                     Value Fund                    $500 million of average daily net               $1 billion of average daily net
                                                   assets, and 0.65% of average                    assets, and 0.65% of average
                                                   daily net assets in excess of $500              daily net assets in excess of $1
                                                   million                                         billion

------------------------------------------------------------------------------------------------------------------------------------
            The Tocqueville International          annual rate of 1.00% on the first               annual rate of 1.00% on the first
                     Value Fund                    $500 million of average daily net               $1 billion of average daily net
                                                   assets, 0.75% of the average daily              assets, and 0.75% of the average
                                                   net assets in excess of $500                    daily net assets in excess of $1
                                                   million but not exceeding $1                    billion
                                                   billion, and 0.65% of the average
                                                   daily net assets in excess of $1
                                                   billion

------------------------------------------------------------------------------------------------------------------------------------
              The Tocqueville Gold Fund            annual rate of 1.00% on the first               annual rate of 1.00% on the first
                                                   $500 million of average daily net               $1 billion of average daily net
                                                   assets, 0.75% of the average daily              assets, and 0.75% of the average
                                                   net assets in excess of $500                    daily net assets in excess of $1
                                                   million but not exceeding $1                    billion
                                                   billion, and 0.65% of the average
                                                   daily net assets in excess of $1
                                                   billion

------------------------------------------------------------------------------------------------------------------------------------


         The only change to the Investment Advisory Agreements resulting from the proposed amendments is the change in the fee breakpoints. The maximum advisory fee rates would remain the same. The form of amended Investment Advisory Agreements are attached to this proxy statement as Exhibit A.

         The effect of the proposed amendments to the Investment Advisory Agreements is that the asset levels at which a breakpoint would become effective would be higher. The higher breakpoints would increase the amount a Fund would have to pay the Fund's investment adviser once the current breakpoint levels are reached (e.g., for asset levels of $501 million to $1 billion the advisory fee rate would remain at the maximum fee rate instead of dropping to the lower fee rate in place under the current breakpoint structure). Based on current asset levels of the Funds as of the date of this Proxy Statement there would be no actual impact on the advisory fees paid by the Funds at this time.

Description of Current Investment Advisory Agreements.
------------------------------------------------------

         Tocqueville Asset Management L.P. (the "Adviser"), 1675 Broadway, New York, New York 10019, acts as the investment adviser to each Fund under separate Investment Advisory Agreements which provide that the Adviser identify and analyze possible investments for each Fund, and determine the amount, timing, and form of those investments. The Adviser has the responsibility of monitoring and reviewing each Fund's portfolio, on a regular basis, and recommending when to sell the investments. All purchases and sales by the Adviser of securities in each Fund's portfolio are subject at all times to the policies set forth by the Board of Trustees.

         The current Investment Advisory Agreement between the Tocqueville Fund and the Adviser is dated February 26, 1990, as amended on March 24, 2000, and was last submitted to shareholders on March 24, 2000, for the purpose of approving an amendment to the fee breakpoints of the Investment Advisory Agreement. The current Investment Advisory Agreement between the Small Cap Value Fund and the Adviser is dated June 10, 1994, as amended on March 24, 2000, and was last submitted to shareholders on March 24, 2000, for the purpose of approving an amendment to the fee breakpoints of the Investment Advisory Agreement. The current Investment Advisory Agreement between the International Value Fund and the Adviser is dated June 10, 1994, as amended on March 24, 2000, and was last submitted to shareholders on March 24, 2000, for the purpose of approving an amendment to the fee breakpoints of the Investment Advisory Agreement. The current Investment Advisory Agreement between the Tocqueville Gold Fund and the Adviser is dated June 10, 1998 and has not been submitted to shareholders since its initial approval by the sole shareholder of the Fund.

         On September 18, 2003, the Board of Trustees of the Trust unanimously approved the continuation of the Investment Advisory Agreements for each of the Funds subject to this proposal for an additional one-year period.

Reason to Vote For the Proposal.
--------------------------------

         The Board of Trustees of the Trust unanimously recommends that the shareholders of the Tocqueville Fund, the Small Cap Value Fund, the International Value Fund and the Gold Fund vote to approve an amendment to each respective Fund's Investment Advisory Agreement to increase the advisory fee breakpoints for these Funds.

         In determining whether to approve the amended Investment Advisory Agreements, the Board considered the scope and quality of services provided by the Adviser and particularly the personnel responsible for providing services to the Funds. The Board also reviewed financial data on the Adviser's profitability relating to its management of the Funds. The Board also focused on the Adviser's reputation and long-standing relationship with the Funds. In addition, the Board discussed the Adviser's track record of monitoring the Funds to assure that the Funds have been in compliance with their investment policies and restrictions and also to assure that they have been in compliance with the requirements of the 1940 Act and related securities regulations.

Performance and Expenses of the Funds:

         The Board's analysis of the Funds' performance and expenses included discussion and review of the following materials: (i) performance data of the Funds and funds that have a similar investment objective and that are of comparable size (the "Peer Groups"), (ii) performance data of the Funds compared to relevant stock indices, and (iii) data concerning the fees and expenses of the Funds compared to their Peer Groups. In particular, the Board noted that the Funds had consistently performed well in the last year, generally outperforming their benchmarks and that the overall expense ratios of the Funds were in line with their Peer Groups. The Board considered the fact that the advisory fees of all Funds, with the exception of the Gold Fund, were in line with the average of what the Peer Group was charging based on Peer Group data and additional breakpoint data provided by the Adviser. The Board further observed that, even though the Gold Fund's advisory fee was on the higher end of the Peer Group scale, the Fund's performance was generally above that of its Peer Group. The Board also acknowledged the specialized knowledge required to manage the Gold Fund due to the nature of the securities in which the Fund invests.

Other Factors:

         In addition to the above factors, the Board also discussed the Adviser's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds and the brokers' and dealers' provision of brokerage and research services to the Adviser (including transactions processed through affiliates of the Adviser).

         The Board determined that the proposed fees to be payable under the amended Investment Advisory Agreements were fair and reasonable with respect to the services that the Adviser provides and in light of the other factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling.

Trustees Recommendation. The trustees unanimously recommend that shareholders approve the proposed amendments to the Investment Advisory Agreements to increase the advisory fee breakpoints.

         The favorable vote of a "majority of the outstanding voting securities," as defined in the 1940 Act, of each Fund is required for the approval of this proposal. The vote of the holders of a majority (as so defined) of outstanding voting securities means the vote of (l) the holders of 67% or more of the Shares of each Fund represented at the Meeting, if more than 50% of the Shares each Fund are represented at the Meeting, or (2) more than 50% of the outstanding Shares of each Fund, whichever is less.

      The trustees unanimously recommend that the shareholders of the Funds vote in favor of Proposal 2.

Information About the Adviser, Administrator and Distributor.
-------------------------------------------------------------

         The following individuals are general partners and/or principal executive officers of the Adviser:


-------------------------------------------------------------------------------------------------
                   Name and Address                         Principal Occupation
-------------------------------------------------------------------------------------------------
Francois D. Sicart                           Founder, Tocqueville Management Corporation, the
1675 Broadway                                General Partner of Tocqueville Asset Management
New York, New York  10019                    L.P. and Lepercq, de Neuflize/Tocqueville
                                             Securities, L.P.
-------------------------------------------------------------------------------------------------
Robert Kleinschmidt                          President, Chief Investment Officer and Director,
1675 Broadway                                Tocqueville Management Corporation and President,
New York, New York  10019                    Tocqueville Asset Management L.P.
-------------------------------------------------------------------------------------------------
Elizabeth  F. Bosco                          Compliance Officer, Tocqueville Asset Management
1675 Broadway                                L.P.
New York, New York  10019
-------------------------------------------------------------------------------------------------
Roger Cotta                                  Chief Operating Officer, Tocqueville Asset
1675 Broadway                                Management L.P.
New York, New York  10019
-------------------------------------------------------------------------------------------------
Tocqueville Management Corporation, General  N/A
Partner
1675 Broadway
New York, New York  10019
-------------------------------------------------------------------------------------------------


Francois Sicart, Robert Kleinschmidt, Elizabeth Bosco and Roger Cotta are also trustees and/or officers of the Trust.

         For the fiscal year ended October 31, 2003, the Adviser received advisory fees from the Funds under the Investment Advisory Agreements as follows: The Tocqueville Fund: $559,545 (of which amount $51,169 was waived); The Tocqueville Small Cap Value Fund: $460,594; The Tocqueville International Value Fund: $916,873; and The Tocqueville Gold Fund: $2,343,663. If the proposed increased advisory fee breakpoints had been in effect for the fiscal year ended October 31, 2003, the fees paid by the Funds to the Adviser would not have been affected. These services will continue to be provided after the amendments to the Investment Advisory Agreements are approved.

         The Adviser also acts as investment adviser for The Tocqueville Alexis Trust (the "Alexis Trust") which has a similar investment objective to The Tocqueville Fund. Pursuant to an investment advisory agreement between the Alexis Trust and the Adviser, the Alexis Trust pays to the Adviser an investment advisory fee, accrued daily and payable monthly in arrears, at an annual rate of 0.60% of the Alexis Trust's average daily net assets. For the fiscal year ended October 31, 2003, the Alexis Trust paid investment advisory fees of $401,919 to the Adviser.

         The Adviser also acts as the Trust's administrator and supervises administration of the Funds pursuant to an Administrative Services Agreement. Under the Administrative Services Agreement, the Adviser supervises the administration of all aspects of each Fund's operations, including each Fund's receipt of services for which the Fund is obligated to pay, provides the Funds with general office facilities and provides, at each Fund's expense, the services of persons necessary to perform such supervisory, administrative and clerical functions as are needed to effectively operate the Funds. For these services and facilities, the Adviser receives a fee computed and paid monthly at an annual rate of 0.15% of the average daily net assets of each Fund. For the fiscal year ended October 31, 2003, the Adviser received administrative fees under the Administrative Services Agreement as follows: The Tocqueville Fund: $111,909; The Tocqueville Small Cap Value
Fund: $92,119; The Tocqueville International Value Fund: $137,531; and The Tocqueville Gold Fund: $351,550. It is currently intended that the Adviser will continue to provide these services after the amendments to the Investment Advisory Agreements are approved.

         Lepercq, de Neuflize/Tocqueville Securities, L.P. (the "Distributor"), an affiliate of the Adviser, located at 1675 Broadway, New York, New York 10019, serves as the Fund's distributor and principal underwriter pursuant to the amended Distribution Agreement dated September 30, 2003. For the fiscal year ended October 31, 2003, the Distributor received fees under the Distribution Agreement as follows: The Tocqueville Fund: $186,515; The Tocqueville Small Cap Value Fund: $153,531; The Tocqueville International Value Fund: $229,218; and The Tocqueville Gold Fund: $585,916. It is currently intended that the Distributor will continue to provide these services after the amendments to the Investment Advisory Agreements are approved.

         For the fiscal year ended October 31, 2003, the brokerage commissions paid by the Funds to the Distributor were as follows: The Tocqueville Fund:
$110,593; The Tocqueville Small Cap Value Fund: $159,738; The Tocqueville International Value Fund: $56,262; and The Tocqueville Gold Fund: $327,731. For the fiscal year ended October 31, 2003, the percentage of each Fund's brokerage commissions paid to the Distributor were as follows: The Tocqueville Fund: 64%; The Tocqueville Small Cap Value Fund: 39%; The Tocqueville International Value
Fund: 19%; and The Tocqueville Gold Fund: 26%.

PROPOSAL 3. ELECTION OF TRUSTEES.

Description of Proposal.
------------------------

         At the meeting, eight trustees are to be elected, each to hold office until his or her successor has been elected and qualified. All such persons have consented to be named in this Proxy Statement and to continue to serve as trustees of the Trust if elected. Ms. Lucille G. Bono, Mr. Guy A. Main, Ms. Inge Heckel, Mr. Larry Senderhauf, Mr. Francois Sicart and Mr. Robert Kleinschmidt were elected by shareholders through earlier proxies and currently serve as trustees of the Trust. Mr. Charles W. Caulkins was selected and nominated by the Board's nominating committee and elected by the full Board on September 18, 2003. Mr. James W. Gerard was elected by the full Board at a meeting held on June 14, 2001. Mr. Caulkins and Mr. Gerard currently serve as trustees of the Trust. During the fiscal year ended October 31, 2003, the Board of Trustees met five times, and each trustee attended at least 75% of the board meetings.

Information About the Trust's Audit Committee.
----------------------------------------------

         The Trust has an Audit Committee that meets at least annually to select, oversee and set the compensation of the Trust's independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent registered public accounting firm for the Trust and for pre-approving certain non-audit services performed by the independent registered public accounting firm for the Adviser and certain control persons of the Adviser. The Audit Committee also meets with the Trust's independent registered public accounting firm to review the Trust's financial statements and to report on its findings to the Board, and to provide the independent registered public accounting firm the opportunity to report on various other matters. The Audit Committee also acts as the Trust's qualified legal compliance committee. The Audit Committee is currently comprised of Lucille G. Bono, Guy A. Main, Inge Heckel, Larry M. Senderhauf, Charles W. Caulkins and James W. Gerard who are disinterested trustees. The Audit Committee met twice during the fiscal year ended October 31, 2003.

Information About the Trust's Nominating Committee.
---------------------------------------------------

         The Trust has a Nominating Committee currently comprised of Lucille G. Bono, Guy A. Main,

Inge Heckel, Larry M. Senderhauf, Charles W. Caulkins and James W. Gerard who are disinterested trustees, to whose discretion the selection and nomination of trustees who are not "interested persons," of the Trust is committed. The Nominating Committee met once during the fiscal year ended October 31, 2003. The Nominating Committee has a charter, which although not available on the Trust's website, is attached to this proxy statement as Exhibit B. This Committee currently does not consider nominees recommended by shareholders unless the committee is required by law to do so. Any such recommendation must contain sufficient background information concerning the candidate to enable the Committee to make a proper judgment as to the candidate's qualifications. Any such recommendations must be submitted in writing and addressed to the Committee at the Trust's offices.

         The Committee has not established specific, minimum qualifications that must be met by an individual for the Nominating Committee to recommend that individual for nomination as a Trustee, however, in evaluating candidates, the Nominating Committee generally considers various factors. (See the Nominating Committee Charter attached to this proxy statement as Exhibit B for a list of such factors).

         The Trust does not have a specified process for shareholders to send communications to the Board, however, the Trust's reports to shareholders do disclose contact information which may be used to direct communications to the Board.

         The Trust does not have a policy regarding Board member's attendance at annual shareholder meetings because the Trust does not currently hold annual meetings of shareholders.

         The election of each trustee requires the approval of a plurality present at the Meeting in person or by proxy.

Information About the Trustees.
-------------------------------

         The following is a list of the current members of the Board of Trustees and officers of the Trust, including the principal occupation of each trustee, nominee and officer. The mailing address for each individual is 1675 Broadway, New York, NY 10019, unless otherwise provided.

         The trustees and officers and their principal occupations are noted below.


                                                                                               Number of
                                                                                               Funds in
                                                                                                 Fund
                                            Term of Office                                      Complex
                         Position(s) Held   and Length of     Principal Occupation(s)           Overseen     Other Directorships
 Name, Age and Address    with the Trust    Time Served(1)    During Past Five Years           By Trustee      Held by Trustee
----------------------- ------------------ ---------------- --------------------------------- ------------- ------------------------


DISINTERESTED TRUSTEES
----------------------

Lucille G. Bono (70)         Trustee          Since 1998    Retired.  Formerly, Financial         5        None
1675 Broadway                                               Services Consultant from 1997 to
New York, NY 10019                                          2000; Operations and
                                                            Administrative Manager,
                                                            Tocqueville Asset Management,
                                                            L.P. and Tocqueville Securities,
                                                            L.P. from January 1995 to
                                                            November 1997.


Charles W. Caulkins (47)     Trustee          Since 2003    Founder and President, Arbor          5        Director, Phoenix House
Arbor Marketing Inc.                                        Marketing, Inc. from October                   from January 2001 to
300 Rockefeller Plaza,                                      1994 to present.                               present; Director,
#5432                                                                                                      Bridges 2 Community from
New York, NY 10112                                                                                         July 2002 to present.



James W. Gerard (42)         Trustee          Since 2001    Principal, Argus Advisor              5        Vice Chairman and
Argus Advisors                                              International from August 2003                 Treasurer, ASPCA from
  International LLC                                         to present; Managing Director,                 1997 to present;
36 West 44th Street,                                        The Chart Group from January                   Director, Phoenix House
Suite 610                                                   2001 to present; Managing                      from 1995 to present;
New York, NY 10036                                          Principal, Ironbound Partners                  Member of Supervisory
                                                            from October 1998 to December                  Board, Hunzinger
                                                            2000; Director of Sales and                    Information AG from
                                                            Marketing, Tocqueville Asset                   November 2003 to present.
                                                            Management L.P. from 1993 to
                                                            1998.


______________________________________
1        Each trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or
(ii) the date a trustee resigns or retires, or a trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's By-Laws, as amended, and Agreement and Declaration of Trust, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualifies.

                                                                                               Number of
                                                                                               Funds in
                                                                                                 Fund
                                            Term of Office                                      Complex
                         Position(s) Held   and Length of     Principal Occupation(s)           Overseen     Other Directorships
 Name, Age and Address    with the Trust    Time Served(1)    During Past Five Years           By Trustee      Held by Trustee
----------------------- ------------------ ---------------- --------------------------------- ------------- ------------------------

Inge Heckel (64)             Trustee          Since 1987    President, New York School of         5        Director, Sir John Soane
1675 Broadway                                               Interior Design, from July 1996                Museum Foundation; Member
New York, NY 10019                                          to present.                                    of the Advisory Council,
                                                                                                           the Institute of
                                                                                                           Classical Architecture;
                                                                                                           Member, Advisory Council,
                                                                                                           Olana Partnership


Guy A. Main (67)             Trustee          Since 2000    Retired.  Formerly, Executive         5
1675 Broadway                                               Vice President, Amwest Insurance
New York, NY 10019                                          Group, Inc. from April 1996 to
                                                            January 2001.  Chairman,
                                                            President and Chief Executive
                                                            Officer, Condor Services Inc.
                                                            from April 1989 to April 1996.

Larry M. Senderhauf (55)     Trustee          Since 1998    Retired.  Administrator and           5        None
1675 Broadway                                               Trustee, LMS 33 Profit and
New York, NY 10019                                          Pension Sharing Fund from 1983
                                                            to 2004.


______________________________________
1        Each trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or
(ii) the date a trustee resigns or retires, or a trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's By-Laws, as amended, and Agreement and Declaration of Trust, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualifies.

                                                                                               Number of
                                                                                               Funds in
                                                                                                 Fund
                                            Term of Office                                      Complex
                         Position(s) Held   and Length of     Principal Occupation(s)           Overseen     Other Directorships
 Name, Age and Address    with the Trust    Time Served(1)    During Past Five Years           By Trustee      Held by Trustee
----------------------- ------------------ ---------------- --------------------------------- ------------- ------------------------

INTERESTED TRUSTEES(2) AND OFFICERS
-----------------------------------

Francois D. Sicart (60)      Chairman,        Since 1987    Founder, Tocqueville Management       5        Chairman and Director,
1675 Broadway                Principal                      Corporation, the General Partner               Tocqueville Management
New York, NY 10019           Executive                      of Tocqueville Asset Management                Corporation, the General
                             Officer and                    L.P. and Lepercq, de                           Partner of Tocqueville
                             Trustee                        Neuflize/Tocqueville Securities,               Asset Management L.P. and
                                                            L.P. from January 1990 to                      Lepercq, de
                                                            present;  Chairman and Chief                   Neuflize/Tocqueville
                                                            Executive Officer, Tocqueville                 Securities, L.P. from
                                                            Asset Management Corp. from                    January 1990 to present.
                                                            December 1985 to January 1990;
                                                            Vice Chairman of Tucker Anthony
                                                            Management Corp. from 1981 to
                                                            October 1986; Vice President
                                                            (formerly general partner) among
                                                            other positions with Tucker
                                                            Anthony, Inc. from 1969 to
                                                            January 1990.


Robert Kleinschmidt (54)     President,       Since 1991    President, Chief Investment           5        Director, Tocqueville
1675 Broadway                Principal                      Officer and Director,                          Management Corporation,
New York, NY 10019           Operating                      Tocqueville Management                         the General Partner of
                             Officer,                       Corporation and President,                     Tocqueville Asset
                             Principal                      Tocqueville Asset Management                   Management L.P. and
                             Financial                      L.P. from January 1994 to                      Lepercq, de
                             Officer, and                   present; and Managing Director                 Neuflize/Tocqueville
                             Trustee                        from July 1991 to January 1994;                Securities, L.P.
                                                            Partner, David J. Greene & Co.
                                                            from May 1978 to July 1991.


Roger Cotta (65)             Secretary,       Secretary     Chief Operating Officer,              N/A      N/A
1675 Broadway                Treasurer        Since 2001;   Tocqueville Asset Management
New York, NY  10019                           Treasurer     L.P. from 2001 to present; CFO &
                                              Since 2002    Compliance Officer, Needham &
                                                            Co. from 1992 to 2001.


_____________________________________

1        Each trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or
(ii) the date a Trustee resigns or retires, or a trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's By-Laws, as amended, and Agreement and Declaration of Trust, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualifies.


2        "Interested person" of the Trust is defined in the 1940 Act. Mr. Sicart and Mr. Kleinschmidt are considered "interested persons" because of their affiliation with the Adviser.

                                                                                               Number of
                                                                                               Funds in
                                                                                                 Fund
                                            Term of Office                                      Complex
                         Position(s) Held   and Length of     Principal Occupation(s)           Overseen     Other Directorships
 Name, Age and Address    with the Trust    Time Served(1)    During Past Five Years           By Trustee      Held by Trustee
----------------------- ------------------ ---------------- --------------------------------- ------------- ------------------------

Elizabeth Bosco (56)         Compliance       Since 2002    Compliance Officer, Tocqueville       N/A      N/A
1675 Broadway                Officer                        Asset Management L.P. from 1997
New York, NY  10019                                         to present.


_____________________________________

1        Each trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or
(ii) the date a Trustee resigns or retires, or a trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's By-Laws, as amended, and Agreement and Declaration of Trust, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualifies.

         The following table shows the dollar range of Fund shares beneficially owned by each trustee as of July 31, 2004:




                                                                              Aggregate Dollar Range of
                                                                              Equity Securities in All
                                                                                Registered Investment
                                                                             Companies Overseen or to be
                             Dollar Range of Equity Securities in each     Overseen by Trustee in Family of
      Name of Trustee                         Fund                             Investment Companies
-------------------------------------------------------------------------------------------------------------

DISINTERESTED TRUSTEES:
----------------------

                             Tocqueville Fund       $10,001 - 50,000
Lucille G. Bono              Small Cap Fund         $10,001 - 50,000             $50,001 - 100,000
                             International Fund     $1 - 10,000
                             Gold Fund              $10,001 - 50,000
                             Genesis Fund           $0

                             Tocqueville Fund       $50,000 - 100,000
Charles W. Caulkins          Small Cap Fund         $10,001 - 50,000             $50,001 - 100,000
                             International Fund     $1 - 10,000
                             Gold Fund              $0
                             Genesis Fund           $0

                             Tocqueville Fund       $10,001 - 50,000
James W. Gerard              Small Cap Fund         $10,001 - 50,000             $50,001 - 100,000
                             International Fund     $10,001 - 50,000
                             Gold Fund              $10,001 - 50,000
                             Genesis Fund           $0

                             Tocqueville Fund       $1 - 10,000
Inge Heckel                  Small Cap Fund         $0                              $1 - 10,000
                             International Fund     $1 - 10,000
                             Gold Fund              $0
                             Genesis Fund           $0

                             Tocqueville Fund       over $100,000
Guy A. Main                  Small Cap Fund         $0                             over $100,000
                             International Fund     $0
                             Gold Fund              $0
                             Genesis Fund           $0

                             Tocqueville Fund       over $100,000
Larry M. Senderhauf          Small Cap Fund         $50,000 - 100,000              over $100,000
                             International Fund     $0
                             Gold Fund              $0
                             Genesis Fund           $0



                                                                              Aggregate Dollar Range of
                                                                              Equity Securities in All
                                                                                Registered Investment
                                                                             Companies Overseen or to be
                             Dollar Range of Equity Securities in each     Overseen by Trustee in Family of
      Name of Trustee                         Fund                             Investment Companies
-------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES:
--------------------
                             Tocqueville Fund       over $100,000
Francois D. Sicart           Small Cap Fund         over $100,000                  over $100,000
                             International Fund     over $100,000
                             Gold Fund              over $100,000
                             Genesis Fund           $0

                             Tocqueville Fund       over $100,000
Robert Kleinschmidt          Small Cap Fund         $0                             over $100,000
                             International Fund     $0
                             Gold Fund              $0
                             Genesis Fund           $0


Trustee Compensation.
---------------------

         The Trust does not pay direct remuneration to any officer of the Trust. For the fiscal year ended October 31, 2003, the Trust paid the disinterested trustees an aggregate of $31,500. Each disinterested trustee received $1,500 per Board meeting and $300 per Audit Committee meeting. Effective March 1, 2004, each disinterested trustee is paid $2,500 per Board meeting that they attend in person and $1,500 per Board meeting that they attend telephonically. Effective March 1, 2004, each disinterested trustee is paid $500 per Audit Committee meeting that they attend in person and $300 per Audit Committee meeting that they attend telephonically.

         The table below illustrates the compensation paid to each trustee for the Trust's fiscal year ended October 31, 2003.



                                       Compensation Table

                                                     Pension or                                Total
                                                     Retirement                             Compensation
                                 Aggregate        Benefits Accrued    Estimated Annual     from Trust and
                                Compensation      as Part of Trust     Benefits Upon        Fund Complex
Name of Person, Position         from Trust           Expenses           Retirement       Paid to Trustees
------------------------         ----------           --------           ----------       ----------------
Lucille G. Bono, Trustee           $6,300                $0                  $0                $6,300
Charles W. Caulkins, Trustee         $0                  $0                  $0                  $0
James W. Gerard, Trustee             $0                  $0                  $0                  $0
Inge Heckel, Trustee               $6,300                $0                  $0                $6,300
Robert Kleinschmidt, Trustee         $0                  $0                  $0                  $0
Guy A. Main, Trustee               $6,300                $0                  $0                $6,300
Larry M. Senderhauf, Trustee       $6,300                $0                  $0                $6,300
Francois Sicart, Trustee             $0                  $0                  $0                  $0


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of July 31, 2004, the Adviser held discretion over shares of the Funds as follows:

             The Tocqueville Fund ____%.
             The Tocqueville Small Cap Value Fund ____%.
             The Tocqueville International Value Fund ____%.
             The Tocqueville Gold Fund ____%.
             The Tocqueville Genesis Fund ____%.

         As of July 31, 2004, the trustees and officers as a group owned beneficially 2.250% of the Tocqueville Fund's outstanding shares, less than 1% of the Small Cap Value Fund's outstanding shares, less than 1% of the International Value Fund's outstanding shares, less than 1% of the Gold Fund's outstanding shares, and less than 1% of the Genesis Fund's outstanding shares.

         As of July 31, 2004, the following shareholders owned of record or beneficially 5% or more of each Fund's shares:




          Name and Address                   Percentage of Fund        Nature of Ownership

The Tocqueville Fund

RBC Dain Rauscher FBO                              7.99%                      Record
Attn:  Ellen Gerstein &
R. Gintel Intang Tax Tr.
20 Carrie Circle
Fairfield, CT  06825-1069



The Tocqueville Small Cap Value Fund

Charles Schwab & Co. Inc.                          23.71%                     Record
Attn:  Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

National Financial Services Corp.                  8.64%                      Record
FBO Exclusive Benefit of Our Customers
One World Financial Center
200 Liberty St.
New York, NY 10281-1003


The Tocqueville International Value Fund

RBC Dain Rauscher FBO                              41.52%                     Record
Montber SA
International Acct.
Bank of Bermuda
6 Front Street
Hamilton, HM11 Bermuda

Charles Schwab & Co. Inc.                          7.39%                      Record
Attn:  Mutual Funds
101 Montgomery St.
San Francisco, CA  94104-4122

RBC Dain Rauscher                                  6.30%                      Record
Montber SA Income A/C
The Bank of Bermuda
Attn:  Mr. Anthony Harkness
6 Front Street
Hamilton, HM11 Bermuda


The Tocqueville Gold Fund

Charles Schwab & Co. Inc.                          40.48%                     Record
Attn:  Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

National Financial Services Corp.                  15.23%                     Record
FBO Exclusive Benefit of Our Customers
One World Financial Center
200 Liberty St.
New York, NY 10281-1003


The Tocqueville Genesis Fund

None

         The following table shows the nature, amount and percentage of Fund shares owned by each trustee and principal executive officer, as of July 31, 2004:



                                              Amount and Nature of Beneficial  Percent of Ownership in the
                   Name of Trustee/Officer               Ownership                         Fund
           ------------------------------------------------------------------------------------------------

           Independent Trustees
           --------------------
           Lucille G. Bono

           Charles W. Caulkins

           James W. Gerard

           Inge Heckel

           Guy A. Main

           Larry M. Senderhauf

           Interested Trustees
           -------------------
           Francois D. Sicart*

           Robert Kleinschmidt

  *Mr. Sicart is Chairman, Principal Executive Officer and Trustee of the Trust.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM INFORMATION

         PricewaterhouseCoopers LLP ("PwC") has been selected as the Trust's independent registered public accounting firm and has confirmed to the Trust's Audit Committee that PwC qualifies as independent in accordance with Independent Standards Board Standard No. 1.

         Audit fees. The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for its audit of each Fund's annual financial statements contained in the annual report filed by the Trust for the fiscal years ended October 31, 2003 and October 31, 2002 were $70,275 and $60,500, respectively.

         Audit-related fees. There were no fees billed by PwC during the fiscal years ended October 31, 2003 and October 31, 2002 for assurance and related services that are reasonably related to the performance of the audit or review of the Funds' financial statements (other than the audit fees described above).

         Tax fees. The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning for the fiscal years ended October 31, 2003 and October 31, 2002 amounted to $27,000 and $23,200, respectively (tax return preparation and miscellaneous tax services to the Funds).

         All other fees. [There were no fees billed by PwC during the fiscal years ended October 31, 2003 and October 31, 2002 for products and services provided to the Funds, other than the fees described above.]

         Audit Committee Pre-Approval Policies and Procedures. The Trust's Audit Committee is required to pre-approve (i) all audit and non-audit services performed by PwC for the Trust and (ii) any non-audit services performed by PwC for the Adviser and control persons of the Adviser that provide ongoing services to the Trust ("Service Affiliates") if the services relate directly to the operations and financial reporting of the Trust. The Audit Committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full Audit Committee.

         Since May 6, 2003, all audit and non-audit services performed by PwC for the Funds, the Adviser and any Service Affiliates that required the pre-approval of the Trust's Audit Committee were pre-approved by the Audit Committee.

         For the Trust's last two fiscal years, PwC did not perform any services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (services provided by PwC to Service Affiliates that require the pre-approval of the Trust's Audit Committee).

         [PwC to confirm what percentage of hours expended on audit were performed by persons other than the accountants' full-time, permanent employees.]

         The Trust's Audit Committee has considered whether PwC's provision of non-audit services that were rendered to the Service Affiliates, and that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining PwC's independence.

         [Representatives of PricewaterhouseCoopers LLP will be available at the Meeting (either in person or via telephone), will have the opportunity to make a statement should they desire to do so, and will be available to answer questions.]

OTHER MATTERS

         While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business that management intends to present or knows that others will present is the business mentioned in the Notice of Meeting. The Board of Trustees presently is not aware of any other matters that will come before the Special Meeting. If an event not now anticipated, or any other matters properly come before the Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Special Meeting.

         As a Massachusetts business trust, the Trust is not required and does not intend to hold regular annual meetings. Shareholders who wish to present proposals at any future shareholder meeting must present such proposals to the Board of Trustees at a reasonable time prior to the solicitation of any shareholder proxy. The Board of Trustees is not accepting shareholder proposals at this Special Meeting.

         As of August 24, 2004 the Adviser was believed to possess voting power
with respect to [     ] ([    ]%) of the outstanding Shares of the Tocqueville
Fund, [     ] ([    ]%) of the outstanding Shares of the Small Cap Value Fund,
[     ] ([    ]%) of the outstanding Shares of the International Value Fund,
[     ] ([    ]%) of the outstanding Shares of the Gold Fund, and [     ]
([    ]%) of the outstanding Shares of the Genesis Fund, in view of which such
Shares could be deemed to be beneficially owned by the Adviser as of such date. However, the Adviser and its affiliates have advised the Trust that they intend to vote any Shares over which they have voting power at the Special Meeting (i) in the manner instructed by the customers for which such Shares are held, or
(ii) in the event that such instructions are not received, in the same proportion as the votes cast by other shareholders (including advisory customers who furnish voting instructions).

                                        By Order of the Board of Trustees

                                        /s/ Francois D. Sicart
                                        Francois D. Sicart,
                                        Chairman and Principal Executive Officer

September 10, 2004

 -------------------------------------------------------------------------------
                       THREE EASY WAYS TO VOTE YOUR PROXY

            Read the Proxy Statement and have the Proxy card at hand.

      TELEPHONE: Call 1-800-690-6903 and follow the recorded instructions.
       INTERNET: Go to www.proxyweb.com and follow the on-line directions.
              MAIL: Vote, sign, date and return your proxy by mail.

    If you vote by Telephone or Internet, you do not need to mail your proxy.
 -------------------------------------------------------------------------------


                                  FORM OF PROXY

                              THE TOCQUEVILLE TRUST
                            1675 Broadway, 16th Floor
                            New York, New York 10019

                                            THIS PROXY IS SOLICITED ON BEHALF OF
                                                           THE BOARD OF TRUSTEES
                              SPECIAL MEETING OF SHAREHOLDERS - OCTOBER 22, 2004


The  undersigned  shareholder  of The  Tocqueville  Trust (the  "Trust")  hereby
appoints  John Cassidy and  [                 ]  as attorneys and proxies of the
undersigned, with full power of substitution, to vote at the meeting and all adjournments and postponements thereof, all of the shares of beneficial interest of the Trust standing in the name of the undersigned at the close of business on August 24, 2004, at the Special Meeting of Shareholders of the Trust to be held at the offices of The Tocqueville Trust at 1675 Broadway, 16th Floor, New York, NY 10019 at 9:00 a.m. on October 22, 2004, and at all adjournments and postponements thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power thereby given) to vote as indicated on the proposals, as more fully described in the proxy statement for the meeting, and vote and act on any other matter which may properly come before the meeting, in their discretion.

                                       Date:____________________________

                                 The undersigned acknowledges receipt with this proxy card of a copy of the notice of Special Meeting of Shareholders and the Proxy Statement
                                 -----------------------------------------------



                                 -----------------------------------------------
                                 Signature (s)          (Please sign in the Box)
                                 PLEASE SIGN NAME OR NAMES AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN FULL PARTNERSHIP NAME BY AUTHORIZED PERSON.

Please fill in box(es) as shown using black or blue ink or number 2 pencil  |X|.

PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED "FOR" THE PROPOSALS LISTED BELOW UNLESS OTHERWISE INDICATED.

                              THE TOCQUEVILLE TRUST
                              The Tocqueville Fund
                      The Tocqueville Small Cap Value Fund
                    The Tocqueville International Value Fund
                            The Tocqueville Gold Fund
                          The Tocqueville Genesis Fund
                                 (each a "Fund")

                                VOTE ON PROPOSALS

                                      FOR            AGAINST         ABSTAIN

1.  TO APPROVE AN INCREASE            |_|              |_|             |_|
    IN THE TOTAL ASSETS THAT
    THE GOLD FUND CAN INVEST
    IN GOLD BULLION AND
    OTHER PRECIOUS METALS
    FROM 10% TO 20% (THE
    TOCQUEVILLE GOLD FUND
    ONLY)

2.  TO APPROVE AN                     |_|              |_|             |_|
    AMENDMENT TO THE
    INVESTMENT ADVISORY
    AGREEMENT TO INCREASE
    ADVISORY FEE
    BREAKPOINTS (ALL FUNDS
    EXCEPT THE TOCQUEVILLE
    GENESIS FUND)

3.  TO ELECT EIGHT TRUSTEES
    TO THE BOARD OF TRUSTEES

Nominees:                        FOR all nominees      WITHHOLD
      LUCILLE G. BONO            listed (except as     authority to vote
      GUY A. MAIN                noted in space        for all nominees
      INGE HECKEL                provided)             listed
      LARRY M. SENDERHAUF
      CHARLES W. CAULKINS
      JAMES W. GERARD
      FRANCOIS SICART
      ROBERT KLEINSCHMIDT
                                      |_|              |_|


_________________________________________________________________________
INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the name(s) on the line immediately above.


BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXY TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED TO VOTE, "FOR" EACH

PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. If you do not intend to personally attend the meeting, please complete, detach and mail the lower portion of this card at once in the enclosed envelope.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE OTHER SIDE.

                                                                       Exhibit A

                 AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT


         THIS AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT is made as of [ ], 2004, by and between THE TOCQUEVILLE TRUST, a Massachusetts business trust (the "Trust"), on behalf of its series THE TOCQUEVILLE FUND (the "Fund") and TOCQUEVILLE ASSET MANAGEMENT L.P., a limited partnership (the "Investment Adviser").

                              W I T N E S S E T H:

         WHEREAS, the Fund and the Investment Adviser are parties to an Investment Advisory Agreement dated as of February 26, 1990, as amended March 24, 2000, pursuant to which the Investment Adviser serves as the investment adviser for the Fund; and

         WHEREAS, the Fund and Investment Adviser desire to amend the Investment Advisory Agreement to reflect an increase in the advisory fee breakpoints payable by the Fund to the Investment Adviser under such Agreement; and

         WHEREAS, this amendment to the Investment Advisory Agreement has been approved by the Board of Trustees of the Trust and the shareholders of the Fund.

         NOW, THEREFORE, the parties hereby agree as follows:

         1. The first sentence of Paragraph 8 of the Investment Advisory Agreement is hereby amended to read as follows:

                  The Fund shall pay the Investment Adviser in full compensation for services rendered hereunder an annual investment advisory fee, payable monthly, of .75% of the Fund's average daily net assets on the first $1 billion and .65% of the Fund's average daily net assets in excess of $1 billion.

         2. The Investment Advisory Agreement, as expressly amended hereby, shall continue in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT as of the day and year first above written.

                                            THE TOCQUEVILLE TRUST, on behalf of

                                            THE TOCQUEVILLE FUND


                                            By: ________________________________
                                                Name:
                                                Title:


                                            TOCQUEVILLE ASSET MANAGEMENT L.P.


                                            By: ________________________________
                                                Name:
                                                Title:

                 AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT


         THIS AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT is made as of [ ], 2004, by and between THE TOCQUEVILLE TRUST, a Massachusetts business trust (the "Trust"), on behalf of its series THE TOCQUEVILLE SMALL CAP VALUE FUND (the "Fund") and TOCQUEVILLE ASSET MANAGEMENT L.P., a limited partnership (the "Investment Adviser").

                              W I T N E S S E T H:

         WHEREAS, the Fund and the Investment Adviser are parties to an Investment Advisory Agreement dated as of June 10, 1994, as amended March 24, 2000, pursuant to which the Investment Adviser serves as the investment adviser for the Fund; and

         WHEREAS, the Fund and Investment Adviser desire to amend the Investment Advisory Agreement to reflect an increase in the advisory fee breakpoints payable by the Fund to the Investment Adviser under such Agreement; and

         WHEREAS, this amendment to the Investment Advisory Agreement has been approved by the Board of Trustees of the Trust and the shareholders of the Fund.

         NOW, THEREFORE, the parties hereby agree as follows:

         1. The first sentence of Paragraph 8 of the Investment Advisory Agreement is hereby amended to read as follows:

                  The Fund shall pay the Investment Adviser in full compensation for services rendered hereunder an annual investment advisory fee, payable monthly, of .75% of the Fund's average daily net assets on the first $1 billion and .65% of the Fund's average daily net assets in excess of $1 billion.

         2. The Investment Advisory Agreement, as expressly amended hereby, shall continue in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT as of the day and year first above written.

                                            THE TOCQUEVILLE TRUST, on behalf of

                                            THE TOCQUEVILLE SMALL CAP VALUE FUND


                                            By: ________________________________
                                                Name:
                                                Title:


                                            TOCQUEVILLE ASSET MANAGEMENT L.P.


                                            By: ________________________________
                                                Name:
                                                Title:

                 AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT


         THIS AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT is made as of [ ], 2004, by and between THE TOCQUEVILLE TRUST, a Massachusetts business trust (the "Trust"), on behalf of its series THE TOCQUEVILLE INTERNATIONAL VALUE FUND (the "Fund") and TOCQUEVILLE ASSET MANAGEMENT L.P., a limited partnership (the "Investment Adviser").

                              W I T N E S S E T H:

         WHEREAS, the Fund and the Investment Adviser are parties to an Investment Advisory Agreement dated as of June 10, 1994, as amended March 24, 2000, pursuant to which the Investment Adviser serves as the investment adviser for the Fund; and

         WHEREAS, the Fund and Investment Adviser desire to amend the Investment Advisory Agreement to reflect an increase in the advisory fee breakpoints payable by the Fund to the Investment Adviser under such Agreement; and

         WHEREAS, this amendment to the Investment Advisory Agreement has been approved by the Board of Trustees of the Trust and the shareholders of the Fund.

         NOW, THEREFORE, the parties hereby agree as follows:

         1. The first sentence of Paragraph 8 of the Investment Advisory Agreement is hereby amended to read as follows:

                  The Fund shall pay the Investment Adviser in full compensation for services rendered hereunder an annual investment advisory fee, payable monthly, of 1.00% of the Fund's average daily net assets on the first $1 billion and .75% of the Fund's average daily net assets in excess of $1 billion.

         2. The Investment Advisory Agreement, as expressly amended hereby, shall continue in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT as of the day and year first above written.

                                            THE TOCQUEVILLE TRUST, on behalf of

                                            THE TOCQUEVILLE INTERNATIONAL
                                            VALUE FUND


                                            By: ________________________________
                                                Name:
                                                Title:


                                            TOCQUEVILLE ASSET MANAGEMENT L.P.


                                            By: ________________________________
                                                Name:
                                                Title:

                 AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT


         THIS AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT is made as of [ ], 2004, by and between THE TOCQUEVILLE TRUST, a Massachusetts business trust (the "Trust"), on behalf of its series THE TOCQUEVILLE GOLD FUND (the "Fund") and TOCQUEVILLE ASSET MANAGEMENT L.P., a limited partnership (the "Investment Adviser").

                              W I T N E S S E T H:

         WHEREAS, the Fund and the Investment Adviser are parties to an Investment Advisory Agreement dated as of June 10, 1998, pursuant to which the Investment Adviser serves as the investment adviser for the Fund; and

         WHEREAS, the Fund and Investment Adviser desire to amend the Investment Advisory Agreement to reflect an increase in the advisory fee breakpoints payable by the Fund to the Investment Adviser under such Agreement; and

         WHEREAS, this amendment to the Investment Advisory Agreement has been approved by the Board of Trustees of the Trust and the shareholders of the Fund.

         NOW, THEREFORE, the parties hereby agree as follows:

         1. The first sentence of Paragraph 8 of the Investment Advisory Agreement is hereby amended to read as follows:

                  The Fund shall pay the Investment Adviser in full compensation for services rendered hereunder an annual investment advisory fee, payable monthly, of 1.00% of the Fund's average daily net assets on the first $1 billion and .75% of the Fund's average daily net assets in excess of $1 billion.

         2. The Investment Advisory Agreement, as expressly amended hereby, shall continue in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT as of the day and year first above written.

                                            THE TOCQUEVILLE TRUST, on behalf of

                                            THE TOCQUEVILLE GOLD FUND


                                            By: ________________________________
                                                Name:
                                                Title:


                                            TOCQUEVILLE ASSET MANAGEMENT L.P.


                                            By: ________________________________
                                                Name:
                                                Title:

                                                                       Exhibit B

                              THE TOCQUEVILLE TRUST
                                  (the "Trust")


                          NOMINATING COMMITTEE CHARTER

I. The Committee.

   The Nominating Committee (the "Committee") is a committee of, and established by, the Board of Trustees of the Trust (the "Board"). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent trustees." For purposes of this Charter, independent trustees shall mean trustees who are not interested persons of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

II. Board Nominations and Functions.

   1. The Committee shall make recommendations for nominations for independent trustee membership on the Board to (a) the incumbent independent trustee members, if all independent trustees do not currently serve on the Committee, and (b) the full Board. The selection and nomination of independent trustees shall be committed solely to the discretion of the independent trustees. The Committee shall evaluate candidates' qualifications for Board membership and the independence of such candidates from the Trust's investment manager and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment managers or service providers.

   2. The Committee also shall evaluate candidates' qualifications and make recommendations for "interested" members on the Board to the full Board.

   3. The Committee may, but shall not be required to, adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership. The Committee shall comply with any rules adopted from time to time by the Securities and Exchange Commission, and any applicable state and other laws, regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

   4. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if the Committee is required by law to do so. Any such recommendations must be submitted in writing and addressed to the Committee at the Trust's offices. The Committee's policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders, is attached hereto as Appendix A.

III. Committee Nominations and Functions.

   1. The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

   2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

IV. Other Powers and Responsibilities.

   1. The Committee shall meet at least once each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

   2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

   3. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

   4. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, or other communication method by means of which all persons participating in the meeting can hear each other at the same time.

   5. The Committee shall review this Charter at least annually and recommend any changes to the full Board.

Dated:  March 18, 2004

                                   APPENDIX A

                           NOMINATING COMMITTEE POLICY
                     REGARDING SELECTION OF TRUSTEE NOMINEES

      When a vacancy on the Board exists or is anticipated, or when the Nominating Committee ("Committee") deems it desirable to select a new or additional trustee, the Nominating Committee will consider any candidate for Trustee recommended by a current shareholder if the Committee is required by law to do so. Any such recommendation must contain sufficient background information concerning the candidate to enable the Committee to make a proper judgment as to the candidate's qualifications. The Committee, however, will not be required to solicit recommendations from the Trust's shareholders.

      The Committee has not established specific, minimum qualifications that must be met by an individual for the Nominating Committee to recommend that individual for nomination as a Trustee. In seeking candidates to consider for nomination to fill a vacancy on the Board, or when the Committee deems it desirable to select a new or additional trustee, the Committee expects to seek referrals from a variety of sources, including current trustees, management of the Trust and counsel to the Trust. The Committee may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates.

      In evaluating candidates for a position on the Board, the Nominating Committee considers a variety of factors, including, as appropriate:

      (i) the candidate's knowledge in matters relating to the mutual fund industry;

      (ii) any experience possessed by the candidate as a director or senior officer of public companies;

      (iii) the candidate's educational background;

      (iv) the candidate's reputation for high ethical standards and personal and professional integrity;

      (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications;

      (vi) the candidate's perceived ability to contribute to the ongoing functions of the Board, including the candidate's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board;

      (vii) the candidate's ability to qualify as an independent trustee for purposes of the 1940 Act, the candidate's independence from Trust service providers and the existence of any other relationships that might give rise to conflict of interest or the appearance of a conflict of interest;

      (viii) the candidate's age relative to any Trust age limitation on nominations; and

      (ix) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an "audit committee financial expert" under the federal securities laws).

      Prior to making a final recommendation to the Board, the Committee may conduct personal interviews with the candidates it concludes are the most qualified. Any candidates recommended by shareholders will be evaluated in the same manner.